NYSE Amex Equities Exchange Symbol - UEC
FOR IMMEDIATE RELEASE	July 23, 2010

Uranium Energy Corp Announces Results of AGM

Corpus Christi, TX - July 23, 2010 - Uranium Energy Corp (AMEX:UEC; the "Company") is pleased to announce that, in conjunction with the holding of the Company's recent annual general meeting of stockholders on July 22, 2010, the following matters were duly ratified by the Company's stockholders and have now been implemented by the Board of Directors in the following manner:

  Messrs. Alan P. Lindsay, Amir Adnani, Harry L. Anthony, Erik Essiger, Ivan Obolensky, Vincent Della Volpe and Mark A. Katsumata were elected to the Board of Directors of the Company;

  Ernst & Young LLP were appointed as the Company's independent registered accounting firm;

  the Company's shareholders approved an amendment to the Company's 2009 Stock Incentive Plan increasing the number of shares available under the Plan from 5,000,000 to 7,000,000; and

  the following Executive Officers of the Company were re-appointed by the Board of Directors of the Company immediately following the AGM:

Alan P. Lindsay	Chairman of the Company's Board of Directors;
Amir Adnani:	President and Chief Executive Officer;
Harry L. Anthony:	Chief Operating Officer; and
Pat Obara:	Secretary, Treasurer and Chief Financial Officer.

About Uranium Energy Corp

Uranium Energy Corp. (NYSE-AMEX: UEC) is a U.S.-based exploration and development company with the objective of near-term uranium production in the U.S.  The Company's fully licensed and permitted Hobson processing facility is central to all of its projects in South Texas, including the fully-permitted Palangana in-situ recovery project, and the Goliad in-situ recovery project which is in the final stages of mine permitting for production.  The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact North America: Investor Relations, Uranium Energy Corp:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE-AMEX: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.